                                                                    EXHIBIT 10.6


                     METHYLPHENIDATE HYDROCHLORIDE, U.S.P.

                               AGREEMENT NO. 245

CUSTOM MANUFACTURING AGREEMENT................................... 1
1.  DEFINITIONS.................................................. 1
2.  TERM......................................................... 2
3.  PRODUCTION................................................... 2
4.  LIMITED WARRANTY AND LIABILITY............................... 3
5.  FORECAST OF BUYER's REQUIREMENTS............................. 4
6.  GUARANTEED SUPPLY............................................ 5
7.  FORCE MAJEURE................................................ 5
8.  GROSS INEQUITIES............................................. 6
9.  PRICING...................................................... 6
10. SHIPMENT AND DELIVERY SCHEDULES.............................. 8
11. EARLY TERMINATION............................................ 8
12. ENTIRE AGREEMENT.............................................10
13. GOVERNING LAW................................................10
14. ASSIGNMENT...................................................10
15. NOTICES......................................................10
16. CONFIDENTIALITY..............................................11
17. MISCELLANEOUS................................................11

                                                               AGREEMENT NO: 245

CUSTOM MANUFACTURING AGREEMENT
------------------------------

This Agreement is entered into between Johnson Matthey Inc. ("Company") of 1401 King Road, West Chester, PA 19380 and Schein Pharmaceutical, Inc. for itself and for its Subordinated Affiliates, defined hereinafter (collectively referred to as "Buyer"), a New York corporation having place of business at 100 Campus Drive, Suite 375, Florham Park, New Jersey 07932 to establish terms and conditions upon which Company will sell Methylphenidate Hydrochloride, U.S.P. (Material), as defined in section 1.2 below, to Buyer. This Agreement may be referenced in orders and other correspondence related hereto as Agreement No. 245.

1. DEFINITIONS
   -----------

      1.1. The Effective Date of the Agreement is as of July 1, 1995.

      1.2. Material shall mean bulk active Methylphenidate Hydrochloride, U.S.P., which is to be formulated pursuant to Section 1.3 hereof. Material shall not include bulk active Methylphenidate Hydrochloride, USP which is to be formulated in dosage forms other than those described in Section 1.3 hereto.

      1.3. Final Dosage Form Product(s) shall mean Material formulated by Buyer into tablets, which are bioequivalent to 5 mg, 10 mg, and 20 mg immediate release and 20 mg extended release products marketed by Ciba Geigy Corporation under the brand name Ritalin/R/, to be sold, swapped or bartered to third parties.

      1.4. Net Sales shall mean total invoiced sales by Buyer and its affiliates of Buyer's Final Dosage Form Product(s) to unrelated third party customers using Material supplied by Company, minus all usual and customary rebates, discounts, returns, allowances, credits and chargebacks to such customer actually incurred.

     1.5. Specifications shall have the meaning ascribed thereto in Section 4. 1 hereof.

      1.6 "Subordinated Affiliates" shall mean any corporation, firm, partnership or other entity of whatsoever nature, which is directly or indirectly owned by, or is under common ownership with, Buyer to the extent of at least fifty percent (50%) of the equity, having the power to vote on or direct the affairs of the entity, and any firm, partnership, corporation or other entity actually controlled by or under common control with Buyer.

    2. TERM
       ----

      2.1. Subject to Section 11 hereof, this Agreement shall commence on the Effective Date and shall expire on December 31, 2005, and shall thereafter automatically renew for additional successive terms of three (3) years unless either party gives the other notice of termination in writing at least twenty-four (24) months prior to the expiration of the term or any renewal term hereof.

    3. PRODUCTION
       ----------

      3.1. During the original term of this Agreement and any extensions thereof, Buyer agrees to buy from Company and Company agrees to produce and supply to Buyer on an exclusive basis 100% of Buyer's U.S. requirements for the Material subject to sections 5.2 and 11 hereof. Notwithstanding the foregoing, it is specifically understood that Company shall be permitted to supply methylphenidate hydrochloride to Ciba Geigy Corporation using manufacturing processes supplied to Company by Ciba Geigy Corporation. Company agrees to process and deliver quantities ordered by Buyer within three (3) months of the date of receipt of Buyer's written purchase order, provided that such written purchase order does not order a quantity greater than Buyer's DEA procurement quota for Material or greater than one hundred ten percent (110%) of the most recent force, for the applicable month. If such quantity ordered should exceed one-hundred ten percent (110%) of the most recent forecast, the parties will negotiate a mutually agreeable further delivery date for the quantity in excess of one-hundred ten percent (110%) of the forecast. Buyer shall not order and Company shall have no obligation to supply any quantity of Material in excess of Buyers DEA procurement quota. Company certifies and warrants that it will not violate any process patents or other process patent rights of any third party in its manufacture of the Material supplied to Buyer under this Agreement.

      3.2. Company shall provide Buyer with a reference letter with respect to its Drug Master File for Material (DMF) as soon as possible after execution of this Agreement. Company shall provide Buyer, at no cost to Buyer, such quantities of purified characterized reference standard samples of Material and degradants and impurities related to Material as Buyer may from time to time request for its use in obtaining regulatory approvals. Company shall provide such technical assistance as may be reasonably requested from time to time by Buyer for the purpose of aiding Buyer in its efforts to obtain in any such approvals, all at no cost to Buyer.

    4. LIMITED WARRANTY AND LIABILITY
       ------------------------------

      4.1. Company warrants that Material shall conform to Company's Drug Master File (DMF), the applicable bulk product monograph and the specifications as described in Exhibit A, attached hereto, as such specifications may from time-to-time be amended by mutual written agreement or by requirement of the Federal Food and Drug Administration (FDA), other governmental body or the then current edition of the U.S. Pharmacopoeia (collectively, "Specifications"); and Company's production of Material shall conform to all applicable laws and regulations of the FDA, the Drug Enforcement Administration (DEA) and other cognizant governmental bodies as required.

      4.2. Company warrants and guarantees that, as of the date of each shipment hereunder of any articles subject to the provisions of the Federal Food, Drug and Cosmetic Act (the "Act"), such article is not, when shipped, adulterated or misbranded within the meaning of the Act or of any applicable state law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, or an article which may not, under the provisions of Sections 404, 505, or 512 of the Act, be introduced into interstate commerce. COMPANY MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE MATERIAL WHETHER USED ALONE OR IN COMBINATION WITH OTHER SUBSTANCES.

      4.3. Buyer shall have the right to inspect from time to time and upon reasonable prior notice to Company, Company's manufacturing facilities.

      4.4. Company will provide Buyer with a Certificate of Analysis containing the results of all assays required to be run in the Specifications as well as a preshipment sample from the Material batch. Buyer reserves the right to expressly waive from time to time the preshipment sample. The preshipment sample will be deemed accepted by Buyer upon final release by Buyer's Quality Control Department, but in no event later than sixty (60) days after receipt of the preshipment sample. During such period, Buyer as it deems necessary in accordance with its customary practices and procedures, may run the tests set forth in Exhibit A, no later than sixty (60) days after receipt of the preshipment sample. Buyer shall notify Company in writing that the material does or does not meet Specifications. In the event the preshipment sample does not meet Specifications, the sample shall be returned by Buyer to Company at Company's expense.

      4.4.1. In the event that the preshipment sample does meet Specifications, or is waived by Buyer, Company will ship Material with a Certificate of Analysis in accordance with Sections 5 and 10 to Buyer, subject to Section 6 hereof. Material will be deemed accepted by Buyer upon final release by Buyer's Quality Control Department, but in no event later than sixty (60) days after receipt of the Material sold hereunder. During such period, Buyer as it deems necessary in accordance with its customary practices and procedures, may run tests set forth in Exhibit A hereto as well as any other applicable tests, and shall examine the Material for any damage, defect or shortage. Buyer shall promptly notify Company in writing if the Material does not meet the specifications or is subject to any claim of damage, defect or shortage. In the event the Material does not meet Specifications, or is subject to any claim of damage, defect or shortage, the rejected Material shall not be used by Buyer and shall promptly be returned by Buyer to Company at Company's expense, or such other mutually agreed upon, written response shall be undertaken.

      4.4.2. Upon return of any rejected Material and/or rejected preshipment sample, Company will replace the Material at Company's cost and will resubmit to Buyer within ninety (90) days of receipt of additional raw materials from Company's suppliers. BUYER'S EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE DAMAGES AND COMPANY'S LIABILITY FOR ANY AND ALL LOSSES OR DAMAGE FROM ANY CAUSE WHATSOEVER, INCLUDING ALLEGED NEGLIGENCE, SHALL IN NO EVENT EXCEED THIS OBLIGATION TO REPLACE THE MATERIAL AND RESUBMIT IT TO BUYER WITHIN THE TIME PERIOD STATED, SUBJECT TO SECTION 4.5 HEREOF. Company shall not be liable for, and Buyer assumes responsibility for, all personal injury and property damage resulting from the handling, possession, or use of the Material following Buyer's receipt of the Material.

     4.5. In no event shall Company be liable for special, incidental or consequential damages, whether Buyer's claim for breach of warranty is in contract, negligence, strict liability or otherwise. Buyer agrees to indemnify and hold harmless Company from all losses, liability, damages, and/or expenses which may be sustained or claimed against Company arising out of the handling, possession, or use of the Material, following Buyer's receipt of the Material.

    5. FORECAST OF BUYER's REQUIREMENTS
       --------------------------------

      5.1. Buyer shall, promptly after the effective date of this Agreement and thereafter at least three (3) months before the beginning of each calendar year, provide Company with a written forecast of its requirements for that year. Such forecasts shall be made to assist Company in planning its production, and shall not be binding. Forecasts shall be revised in writing by Buyer should a forecasted volume change exceed seventeen percent (17%) of Buyer's initial projections. Company shall process and deliver quantities as called forth revised forecasts subject to Sections 3.1, 6 and 10 hereof.

      5.2. If for any reason Company is unable or unwilling to supply such quantity and/or quality of Material to Buyer as contemplated hereunder provided that such quantities are not in excess of Buyer's DEA procurement quota for Material, Company shall so notify Buyer in writing within ten (10) days of receipt of Buyer's written purchase order. Upon such written notice, Buyer shall have the right to use an alternate source of Material and purchase such quantity of Material from such source, without further obligation to Company hereunder with respect to such Material that Company does not supply. Within sixty (60) days after written notice by Company to Buyer that Company is able and willing to supply such quantity of Material to Buyer, Buyer shall discontinue purchasing such quantity from its second source, and shall resume purchasing all its requirements for Material from Company, pursuant to the terms of this Agreement, subject to Buyer's commitments then outstanding to such second source but in no event to exceed six (6) months from the date of receipt of Company's notice of ability to supply.

    6. GUARANTEED SUPPLY
       -----------------

      6.1. The Material is scheduled under the Federal Controlled Substances Act. Company is required to obtain a quota from the DEA before producing Material; such quotas are limited therefore, in order to assure Buyer of the supplies agreed to hereunder, Company agrees to use its best efforts to obtain a DEA quota sufficient to process Buyer's orders for Material.

      6.2. Each party's obligation hereunder is subject to obtaining the necessary DEA quota. Neither party shall be liable to the other for that quantity of Material which Company is unable to supply or take as a result of failure to obtain the necessary DEA quota, provided that Company shall be relieved of any obligations hereunder for failure to obtain a DEA quota only so long as it has adhered to the requirements of Section 6.1 hereof, and provided that Buyer can obtain such quantity of Material from another source, without further obligation to Company hereunder with respect to such Material, if Company does not obtain the necessary DEA quota.

    7. FORCE MAJEURE
       -------------

      7.1. Company's obligations to process and Buyer's obligation to take Material shall be subject to any delays caused by acts of God, fires, floods, explosion, sabotage, riot, accidents; orders of, or subject to Section 6.2 failure to issue or continue in effect all necessary permits by, civil or military authorities whether relating to manufacture and sale of the Material, or discharge of materials into the environment or otherwise if beyond such party's reasonable control; delays by suppliers of fuel, power, raw materials, containers or transportation; breakage or failure of machines, strikes, lockouts or labor trouble if beyond such party's reasonable control; perils of the sea; or any other cause beyond such party's reasonable control.

      7.2. The party invoking this Section 7 shall give the other party prompt written notice of any event that is likely to delay shipment or acceptance. No such delay shall result in cancellation of quantities required hereunder, or of this Agreement, provided that either party may cancel or amend the quantities delayed without penalty if any delay lasts longer than one hundred and eighty (180) days.

      7.3. During any period in which Company is unable to supply Material to Buyer as Buyer orders hereunder, Buyer shall have the right to purchase such shortfall from an alternate source, without any obligation to Company with respect to such Material Company does not supply, as provided under Section 5.2.

    8. GROSS INEQUITIES
       ----------------

      8.1. It is the further intent of the parties hereto that they shall mutually benefit from the terms, conditions and provisions of this Agreement, and in the event that either party shall suffer a gross inequity resulting from such terms, conditions or provisions, or from a substantial change in circumstances or conditions, the parties shall negotiate in good faith to resolve or remove such inequity. It is mutually understood and agreed, however, that nothing herein shall be construed to relieve either party of any of its obligations under this Agreement, unless and until such resolution or removal has been agreed to in writing by both parties.

    9. PRICING
       -------

       The price for Material sold to Buyer by Company hereunder shall be the Base Fabrication Price plus the Fabrication Price Adjustment.

      9.1 Base Fabrication Price

      The Base Fabrication Price for quantities of Material greater than or equal to one hundred (100) kilograms per order will be ****** per kilogram. The Base Fabrication Price for quantities of Material less than one hundred
    (100) kilograms per order will be negotiated in good faith by the parties. Terms are thirty (30) days net after receipt of each shipment of Material.

      9.2 Fabrication Price Adjustment

    The Fabrication Price Adjustment (FPA) will be calculated quarterly as follows:

    FPA = **** * *** ******** ********* * ********* ******* ***** ******

      Where "Kg Material purchased" shall mean the total Kilograms of Material purchased by Buyer from Company during such quarter, and the Weighted Average Price (WAP) shall be defined as Buyer's Net Sales of Final Dosage Form Products containing Material during such quarter and the following calendar quarter divided by the grams of Material contained in such Final Dosage Form Products. If the WAP as defined herein is less than *****, the FPA shall be zero.

      Buyer shall keep accurate books and records of sales of Final Dosage Form Product(s) and of all payments due Company hereunder. After the first commercial sale of any Final Dosage Form Product(s), Buyer shall deliver to Company written reports of sales of Final Dosage Form Product(s) during the preceding calendar quarter on or before the 30th day after the end of following calendar quarter. Such report shall include a calculation of the FPA due in accordance with the preceding paragraph and be accompanied by payment of the monies due. For example, the FPA due for the first calendar quarter of any given year (January 1 through March 31) will be calculated using the WAP for the period of January 1 through June 30 of that year and is payable net 30 days from June 30 of the given year.

     Company shall have the right, at its own expense, for the period during which the FPA is due to Company and for one (1) year thereafter, to have an independent public accountant, to whom Buyer has no reasonable objection, examine the relevant books and records of account of Buyer upon reasonable notice during reasonable business hours and not more than once during each calendar year, to confirm that appropriate FPA payments have been made by Buyer hereunder for the preceding calendar year. If in any audit a discrepancy of greater than ten percent (10%) is found by the independent public accountants, Company reserves the right to audit the prior two years' FPA payments.

* redacted pursuant to confidential treatment request

      9.3 Price Changes

      Subject to Section 8 hereof, the Base Fabrication Price for Material shall be automatically subject to price adjustment on the first day of each calendar year beginning with January 1, 1997 by a quantity equal to the increase in the total cost of raw materials utilized in the manufacture of Material. Along with notification of such adjustment, Company shall provide Buyer with a detailed analyses of raw material costs, including an itemized list of raw materials and quantities used, as well as invoices for such raw materials. Within thirty (30) days of the fifth anniversary of the Effective Date of this Agreement, Company may request that Buyer and Company amend the Base Fabrication Price for Material and/or the annual price adjustment described above. Such amendment, if necessary, will be made by mutual written agreement between the parties.

      9.4 Interest

      Buyer agrees to pay an interest charge equal to the prime rate on the unpaid balance on any invoice not paid within the specified terms. In the event that Material shipped to Buyer does not meet Specifications pursuant to Section 4.4.1, any interest charge will not be applicable until thirty
    (30) days after replacement of material pursuant to Section 4.4.2.

    10. SHIPMENT AND DELIVERY SCHEDULES
        -------------------------------


      10.1. Material shall be shipped FOB Company's plant in such containers as may be agreed upon by the parties, packed in accordance with Department of Transportation (DOT) requirements for interstate shipment of poisonous materials, in accordance with the established security procedures of DOT, DEA and any other regulatory agency applicable thereto. Shipments in any year shall be made in accordance with a delivery schedule provided by Buyer in Buyer's purchase order to Company at least three (3) months prior to the desired delivery date. Invoices shall accompany or follow the applicable shipment of Material.

      11. EARLY TERMINATION
          -----------------

      11.1. In addition to termination as provided for in Section 2, this Agreement can be terminated by Company for nonpayment of any sums due hereunder (remaining unpaid for more than thirty (30) days after notice to Buyer), or by either party at any time with 90 days' advance written notice:

        (i) on account of a material violation of the Agreement by the other party, provided, however, that such notice shall be null and void if the offending party removes the reason for the notice before expiration of the ninety (90) days notice period referred to above in this Section 11.1; or

        (ii) when the other party makes a general assignment for the benefit of its creditors, has a custodian, receiver or any trustee appointed for it or a substantial part of its assets, commences any voluntary proceeding under any bankruptcy law; or

       (iii) when a court having jurisdiction over the other party shall enter a decree or order for relief in any involuntary case under applicable bankruptcy law and such decree or order shall continue unstayed and in effect for a period of sixty (60) days or more.

        11.2. Company has the sole right to terminate the Agreement upon sixty
(60) days advance written notice:

        (i) if for any calendar half, the WAP is less than ***** per gram of Material; or

        (ii)  if Buyer fails to submit an Abbreviated New Drug Application
   (ANDA) for at least one Final Dosage Form Product containing Material to the FDA within seven (7) months from the date of Buyer's receipt of at least twelve (12) kilograms of Material from company subsequent to the Effective Date of this Agreement, except in the event of delays in bioavailability studies which could not have been reasonably avoided by Buyer.

        (iii) if in any complete calendar year after approval of Buyer's first ANDA with respect to Material, Buyer fails to purchase *** ******* ***** **** kilograms of Material from Company.

        (iv) if at any time after a period of one (1) year following approval of Buyer's ANDA with respect to a Final Dosage Form Product containing Material, Buyer markets any Final Dosage Form Product described in such ANDA containing Material not purchased from Company (other than Material purchased from any alternate source as provided in Sections 5.2 and 7.3).

        11.3. Buyer has the sole right to terminate the Agreement upon one (1) years prior written notice if the WAP is less than ***** per gram of Material. In the event Buyer elects to so terminate, Company's obligation to exclusively supply Buyer pursuant to Section 3.1 shall cease upon Company's receipt of Buyer's written notice.

        11.4. Termination for any reason by either party under this Section II shall not prejudice that party's remaining contractual rights, including without limitation rights to damages, nor terminate obligations set forth in Sections 4 and 16 hereof.

* redacted pursuant to confidential treatment request

        11.5. If Company chooses to invoke its termination rights under Section 11.2(i) or (iii), and, in the event that Buyer has not secured a new supplier for Material prior to such termination, Buyer way delay said termination date for a period of one (1) year. During this period all terms and conditions of the Agreement shall apply except exclusive supply from Company to Buyer as contained in Section 3.1

12.  ENTIRE AGREEMENT
     ----------------


     12.1. This Agreement constitutes the entire agreement between the parties. No modifications to or supplementation of this Agreement, whether contained in any purchase order, confirmation or otherwise, shall be effective unless made in writing and signed by the party to be charged with modification.

13.  GOVERNING LAW
     -------------


     13.1. This Agreement shall be interpreted in accordance with the laws of the state of Delaware.

14.  ASSIGNMENT
     ----------


     14.1. No right or obligation of either party hereunder shall be assignable without the prior written agreement of the other party; otherwise this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

15.  NOTICES
     -------

     15.1. All notices, requests, and other communications hereunder shall be deposited in the United States mail, registered or certified, postage prepaid, addressed as follows:

15.2.  If to Schein:                    With a Copy to:

       Schein Pharmaceutical, Inc.      Schein Pharmaceutical, Inc.
       100 Campus Drive, Suite 375      100 Campus Drive, Suite 375
       Florham Park, NJ 07932           Florham Park, NJ 07932
       Attn.:Chairman                   Attn.:General Counsel

15.3. If to JMI:                       With a Copy to:

      Johnson Matthey Inc.             Johnson Matthey Inc.
      Materials Technology Div.        Materials Technology Div.
      1401 King Road                   Biomedical Materials Group
      West Chester, PA 19380           2003 Nolte Drive
      ATTN: Division General Counsel   West Deptford, NJ 08066
                                       ATTN: General Manager


  16. CONFIDENTIALITY
      ---------------

      16.1. Neither party shall disclose to any third party, except as may be required by law, or provided for herein, the substance of this Agreement. Each of Company and Buyer hereby agrees to be and confirms that it is bound by the terms of a Confidentiality Agreement dated June 12, 1992, and made between Danbury Pharmacal, Inc. and Company attached as Exhibit B hereof and incorporated herein as if fully rewritten. All written information provided by either party to the other hereunder including, but not limited to products containing Material under development by Buyer, volume requirements, pricing, and sales information disclosed under Section 9.2, delivery schedules, and process data, is the disclosing party's confidential proprietary information, as the same is defined in such Confidentiality Agreement. The receiving party agrees not to disclose any such information or use such information except for purposes of performance hereunder, for a period of five (5) years after the termination of this Agreement, provided that the receiving party may use or disclose any such information that (1) is already known to it at the time of disclosure to the receiving party; (2) becomes publicly known through no fault of the receiving party; or (3) is disclosed to receiving party by a third party who is free to make such disclosure.

17. MISCELLANEOUS
    -------------

    17.1. This Agreement may be executed in two (2) separate counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

    17.2. This Agreement is on a principal to principal basis. Neither party is authorized nor shall it incur any liability whatsoever for which the other party may become directly, indirectly or contingently liable.

        17.3. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

BUYER:                                    COMPANY:

SCHEIN PHARMACEUTICAL, INC.               JOHNSON MATTHEY INC.

               [SIGNATURE ILLEGIBLE]                  /s/ Forrest K. Sheffy
               ------------------------               -----------------------

TYPED NAME:    ________________________   TYPED NAME:     Forrest K. Sheffy
                                                      -----------------------

TITLE:         [SIGNATURE ILLEGIBLE]      TITLE:          General Manager
               ------------------------               -----------------------

               [SIGNATURE ILLEGIBLE]      DATE:               7/18/95
               ------------------------               -----------------------

                                   EXHIBIT A
                                   ---------

                             JOHNSON MATTHEY INC.
                              Biomedical Products
                     FINISHED PRODUCT SPECIFICATION SHEET

Name: Methylphenidate Hydrochloride   .     USP   C\\14\\H\\l9\\N\\02.\\ HC1 CII
      --------------------------------------------------------------------------

FP Material Code No.: FPC-93          Sample Size: Sgr #of Samples 2,
                     -------------                 ---            ---

Testing Procedure No.:       FP-093-002
                       ----------------------

--------------------------------------------------------------------------------

Test                                     SPECIFICATION
----                                     -------------

**********                               ***** *********** ******

**************
      *                                  *** ** ******** ******** **
                                         ********* ********

      *                                  ******** *** ********

**** ** ******                           *** ****

******* ** *********                     *** ****

***** ******                             *** ******

**************** ***** **** ******      *** **

***** ** **************************
**** *************                       *** ****

*****                                    ***** * ******

******** *******                         *** **** ***


--------------------------------------------------------------------------------
    Prepared by: [SIGNATURE ILLEGIBLE]        Date:    9/18/92
                -------------------------          -------------------

    Approved by: [SIGNATURE ILLEGIBLE]        Date:    9/18/92
                -------------------------          -------------------


* redacted pursuant to confidential treatment request

                                   EXHIBIT B

                        [LETTERHEAD OF JOHNSON MATTHEY]

                           =========================
                           CONFIDENTIALITY AGREEMENT
                           =========================

        This CONFIDENTIALITY AGREEMENT ("Agreement") is entered into, effective this 12th day of June 1992, by and between Johnson Matthey Inc. ("JMI") and Danbury Pharmacal, Inc. ("DPI") for the purpose of holding technical discussions with JMI relating to the transmission of information regarding the development of methylphenidate (the foregoing referred to as "Program"). It will be necessary for each party to disclose to the other certain valuable technical and trade secret information relating to said Program and to furnish samples of related materials ("Samples") to the other party. Such valuable technical and trade secret information and Samples shall be referred to herein as "Confidential Information". Such Confidential Information, other than Samples, is defined to be all written information disclosed hereunder that is marked on its face as confidential and all oral information which is confirmed in writing as confidential within thirty (30) days from the date of disclosure hereunder. Such Confidential Information is a commercial asset of considerable value to the disclosing party and the disclosing party is willing to disclose such Confidential Information only under the conditions set forth below:

      1. The receiving party agrees to maintain in confidence for a period of five (5) years from the date of this Agreement all Confidential Information disclosed by the other and not to divulge said Confidential Information, in whole or in part, to any third party, other than affiliated companies, or subsidiaries owned 51% or more by the receiving party, and not to make use of said Confidential Information other than in relation to the Program without the written permission of the disclosing party. This obligation shall not apply to:

           (A) Confidential Information which at the time of disclosure by the disclosing party is in the public domain; or

           (B) Confidential Information which, after disclosure by the disclosing party, becomes part of the public domain by publication or otherwise, other than by an unauthorized act or omission by the receiving party; or

            (C) Confidential Information which the receiving party can show by written records was in its possession at the time of the disclosure and which was not acquired, directly or indirectly, from the disclosing party, provided the receiving party promptly so notifies the disclosing party; or

            (D) Confidential Information which the receiving party rightfully receives from a third party and which was not acquired, directly or indirectly, from the disclosing party.

            Even in the event that any one or more of the foregoing exceptions are applicable, the receiving party agrees that it will not disclose to any other party the correlation existing between information acquired from any other source, including public domain, and the information acquired from the disclosing party; nor will the receiving party reveal to any other party that such information is utilized in any way by the disclosing party.

       2. Samples furnished by either party shall remain the property of the disclosing party. The receiving party shall not perform or have performed any tests to determine the physical or chemical composition of Samples furnished by the other; nor will the receiving party allow the Samples to be examined or tested by a third party without the express written permission of disclosing party. Within a reasonable time after completion of testing, all Samples shall be returned to the disclosing party irrespective of the condition of said Samples.

       3. The receiving party shall not publish or otherwise divulge to any third party, the results of its evaluations of Samples without the express written permission of the disclosing party, except as provided in Section 4 below.

       4. In the event that test results are legally required to be disclosed to the United States Environmental Protection Agency or the Food and Drug Administration or any similar body having the legal authority to require such disclosure by one or both parties, such disclosure shall be in a manner which maintains confidentiality to the extent permitted by law.

       5. This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

       6. The receiving party agrees further that it shall restrict disclosure of the Confidential Information within its own organization to those persons having a need to know it for the purposes of this Agreement, and that such persons shall be advised of the obligations set forth in this Agreement and shall be obligated in like fashion.

        7. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise, expressly, impliedly or otherwise for any invention, discovery or improvement made, conceived or acquired prior to or after the date of this Agreement with respect to the subject matter hereof.

       8. Upon completion of activities hereunder, the receiving party shall return all Samples or written Confidential Information and shall retain no copies.

       9. The parties hereby acknowledge and agree that in the event of any violation hereof by the receiving party, the disclosing party shall be authorized and entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief, as well as an equitable accounting of all profits or benefits arising out of such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which the disclosing party may be entitled.

       10. Any notices required under this Agreement shall be sent by registered mail, return receipt requested, to the parties at the addresses specified below, unless notice of a different address is given to the other party:

                         Johnson Matthey Inc.
                         Materials Technology Division
                         1401 King Road
                         West Chester, PA 19380
                         Attn: Division General Counsel

                         Danbury Pharmacal, Inc.
                         12 Stoneleigh Ave
                         Carmel NY 10512
                         Attn: Dr. Edward Cohen

       11. If any provisions of this Agreement should be deemed to violate time or geographical limitations, or any other limitations, permitted by applicable law in any jurisdiction, such provisions shall be deemed reformed ln such jurisdiction so as to continue to apply to the maximum permitted by applicable law, and this Agreement shall continue in full force and effect with regard to all other provisions.

       12. No waiver of any provision, breach or default under this Agreement shall be deemed a waiver of any subsequent provision, breach or default, nor shall any such waiver constitute a continuing waiver.

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

       13. This Agreement constitutes the entire understanding of the parties with regard to the subject matter hereof and may not be modified, supplemented or rescinded except by an agreement in writing signed by the parties hereto. This Agreement shall not be assignable (by operation of law or otherwise) by either party without the prior written consent of the other party;.provided, however, that JMI shall have the right to assign this Agreement to its parent, subsidiary or affiliated corporations.

       IN WITNESS WHEREOF, intending to be bound hereby, the parties hereto have caused their authorized representatives to subscribe their names hereunder.

JOHNSON MATTHEY INC.                          DANBURY PHARMACAL, INC.

By: /s/ Forrest K. Sheffy                     By: [SIGNATURE ILLEGIBLE]
   ----------------------                        ----------------------

Name: Forrest Sheffy                          Name: [SIGNATURE ILLEGIBLE]
                                                   ----------------------
Title: General Manager
                                              Title: [TITLE ILLEGIBLE]
Date Signed:      6/23/92                           ------------------
            ------------------
                                              Date Signed:      6/26/92
                                                          -----------------





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